Exhibit 10 (bb)






                                 AMENDMENT NO. 1

                    TO THE WEST PHARMACEUTICAL SERVICES, INC.

                         DISCOUNTED STOCK PURCHASE PLAN


Effective as of December 31, 2001, West Pharmaceutical Services, Inc. amends its Discounted Stock Purchase Plan, As Amended and Restated, (the "Plan") as set forth below:

               ARTICLE 15 - TERMINATION AND AMENDMENTS TO PLAN
               -----------------------------------------------
               is hereby amended by deleting the first three sentences thereof and replacing them with the following:

          "The Plan shall terminate on December 31, 2006. The Plan may be renewed, however, at any time by the Board of Directors of the Company for additional terms of up to five years each."

To record the adoption of this Amendment No. 1 to the Plan, West Pharmaceutical Services, Inc. has caused its authorized officers to affix its name and seal as of the 1st day of January, 2002.

[CORPORATE SEAL]                        WEST PHARMACEUTICAL SERVICES, INC.




Attest: ________________________        By: ____________________________________
      John R. Gailey III, Secretary      George R. Bennyhoff
                                         Senior Vice President, Human Resources